Segment Disclosure	12 Months Ended
Dec. 31, 2013
Segment Reporting [Abstract]
Segment Disclosure

21. Segment Disclosure

ASML has one reportable segment, for the development, production, marketing, sale and servicing of advanced semiconductor equipment systems exclusively consisting of lithography related systems. In prior years our CEO was identified as CODM. As a result of ASML’s change in leadership as announced on April 17, 2013, our CEO and CTO have been jointly identified as the CODM. Both the CEO and CTO review the operating results to make decisions about allocating resources and assessing performance. The change in leadership did not result in a change in reportable segments compared to 2012.

Management reporting includes net system sales figures of new and used systems and includes sales per technology. Net system sales for new and used systems were as follows:

Year ended December 31 (in thousands)	2013 EUR	2012 EUR	2011 EUR

New systems	3,890,154	3,620,260	4,780,720
Used systems	102,975	181,372	103,193

Net system sales	3,993,129	3,801,632	4,883,913

The increase in net system sales of EUR 191.5 million, or 5.0 percent, to EUR 3,993.1 million in 2013 from EUR 3,801.6 million in 2012 is mainly caused by an increased ASP which more than offsets the lower amount of systems sold.

Net system sales per technology was as follows:

Year ended December 31 (in thousands)	Net system sales in units	Net system sales in EUR

2013
EUV	1	60,100
ArFi	77	3,120,719
ArF dry	2	38,019
KrF	64	720,053
l-line	13	54,238

Total	157	3,993,129

2012
EUV	1	43,700
ArFi	72	2,715,221
ArF dry	4	81,428
KrF	78	908,244
l-line	15	53,039

Total	170	3,801,632

2011
EUV	3	119,300
ArFi	101	3,549,122
ArF dry	11	228,909
KrF	87	926,572
l-line	20	60,010

Total	222	4,883,913

For geographical reporting, net sales are attributed to the geographic location in which the customers’ facilities are located. Long-lived assets are attributed to the geographic location in which these assets are located.

We have re-evaluated the risk and uncertainties associated with our geographic areas. This resulted in a definition change of “Long-lived assets” included in the geographical reporting disclosure. As of December 31, 2013 Long-lived assets only consist of Property, Plant and Equipment. We have adjusted our prior period amounts for comparability reasons. None of these changes impact our previously reported consolidated total net sales, gross profit, income from operations, net income or earnings per share.

Net sales and long-lived assets (consisting of property, plant and equipment) by geographic region were as follows:

Year ended December 31 (in thousands)	Net sales EUR	Long-lived assets EUR

2013
Japan	201,664	3,340
Korea	1,286,509	16,155
Singapore	139,313	1,109
Taiwan	2,221,426	48,427
Rest of Asia	478,234	3,742
Netherlands	11,525	969,192
Rest of Europe	187,030	2,600
United States	719,625	173,275

Total	5,245,326	1,217,840

2012
Japan	292,309	19,585
Korea	1,276,304	17,664
Singapore	98,554	968
Taiwan	1,479,768	50,372
Rest of Asia	197,262	2,073
Netherlands	-	869,736
Rest of Europe	256,192	1,571
United States	1,131,166	67,954

Total	4,731,555	1,029,923

2011
Japan	405,595	69,001
Korea	1,318,777	16,250
Singapore	436,308	1,167
Taiwan	1,146,601	46,418
Rest of Asia	450,796	1,496
Netherlands	-	851,612
Rest of Europe	505,129	1,198
United States	1,387,829	66,468

Total	5,651,035	1,053,610

In 2013, net sales to the largest customer accounted for EUR 2,058.6 million, or 39.2 percent, of net sales (2012: EUR 1,236.1 million, or 26.1 percent, of net sales; 2011: EUR 1,311.7 million, or 23.2 percent, of net sales). Our three largest customers (based on net sales) accounted for EUR 861.4 million, or 73.3 percent, of accounts receivable and finance receivables at December 31, 2013, compared with EUR 535.1 million, or 58.9 percent, at December 31, 2012.

Substantially all of our sales were export sales in 2013, 2012 and 2011.